DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund (the “Fund”)

Supplement to the Fund’s Institutional Class Prospectus
dated December 31, 2009

Effective March 30, 2010, Delaware Management Company, the Fund’s investment manager, has contracted to waive its investment advisory fees and/or pay expenses to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets. In addition to these changes, Brad Frishberg will also assume portfolio management responsibilities for the Fund as of the date of this Supplement.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

The following replaces the information in the section entitled “Fees and expenses” on pages 4-5.

What are the Fund’s fees and expenses?

You do not pay sales charges when you buy or sell Institutional Class shares of the Fund.

CLASS	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees1	none

Annual fund operating expenses are deducted from the Fund’s assets.2

CLASS	Institutional
Management fees3	0.90%
Distribution and service (12b-1) fees	none
Other expenses	8.43%
Total annual fund operating expenses	9.33%
Fee wavers and payments	(8.13%)
Net expenses	1.20%

This example is intended to help you compare the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual return may be greater or less than the hypothetical 5% return used here. This example does not reflect voluntary expense waivers and assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Class	Institutional
1 year	$122
3 years	$1,976

1	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

2	In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.

3
The Manager has contracted to waive its investment advisory fees and/or pay expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.20% of the Fund's average daily net assets from March 30, 2010 through March 30, 2011. These waivers and reimbursements may be terminated only by agreement of the Manager and the Fund.

The following is added to the section entitled, “Who manages the Fund — Portfolio managers” beginning on page 14.

Brad Frishberg and Andrew Maple-Brown have primary responsibility for making day-to-day investment decisions for the Fund.

Brad Frishberg, CFA, Managing Director, Chief Investment Officer of Infrastructure Securities — Macquarie Funds Group
Brad Frishberg oversees the firm’s infrastructure securities investment activities and serves as chief investment officer of infrastructure securities.  He is also a co-portfolio manager for certain infrastructure portfolios within North America. He has more than 20 years of asset management experience. Prior to joining Macquarie Funds Group in 2009 as managing director and deputy head of infrastructure securities, Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Frishberg earned his bachelor’s degree in business economics from Brown University and his master’s degree in economics from Trinity College.

Andrew Maple-Brown, Senior Vice President, Portfolio Manager — Macquarie Funds Group
Andrew Maple-Brown is a member of Macquarie Funds Group’s infrastructure securities investment team, with primary responsibility for managing the team’s North America–based portfolios, including Delaware Macquarie Global Infrastructure Fund. He joined the firm in 2001 in the debt markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. Maple-Brown also worked extensively on structured securitization transactions, including business securitizations for both water and pub assets and commercial mortgage-backed securities. Previously, he spent four years at Lend Lease in the project finance group, and he has more than 10 years of experience in financing infrastructure and structured property transactions. Maple-Brown earned bachelor’s degrees in engineering and commerce from the University of Sydney, and a master’s degree in applied finance from Macquarie University, located in Sydney, Australia.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Please keep this Supplement for future reference.

This Supplement is dated April 8, 2010.